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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                       AMENDMENT NO. 1 TO CURRENT REPORT


                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                January 9, 2001
               Date of Report (Date of earliest event reported)


                              DATALINK.NET, INC.
            (Exact name of registrant as specified in its charter)

          Nevada                       0-21069              95-4599440
(State or other jurisdiction of    (Commission File      (I.R.S. Employer
incorporation or organization)          Number)           Identification
                                                               No.)

                       1735 Technology Drive, Suite 790
                          San Jose, California  95125
                   (Address of Principal Executive Offices)


Registrant's telephone number including area code: (408) 367-1700

                                Not applicable
                       (Former name and former address,
                         if changed since last report)


The Undersigned Registrant hereby amends and restates Item 5 of its Report on Form 8-K dated February 9, 2000 as follows:


Item 5.  OTHER EVENTS.

     As of January 24, 2000, Datalink.net, Inc. (the "Company") sold in a private placement (i) 769,231 shares of Series B Convertible Preferred Stock (each share of Series B Preferred Stock is convertible one for one into common stock) and (ii) five-year warrants to purchase up to an aggregate of 576,923 shares of common stock at an exercise price of $17.50 per share (the "Private Placement"). Also, the Company issued to H.C. Wainwright & Co., Inc. a warrant to purchase up to 76,923 shares of common stock, at an exercise price of $13.00 per share, for its services as placement agent with respect to the Private Placement.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 9, 2001               DATALINK.NET, INC.



                                     By:/s/ Anthony LaPine
                                        Anthony LaPine
                                        President and Chief Executive Officer